EXHIBIT 99.1

Joint Filer Information

Name of Joint Filer:	Tower Three Home LLC

Address of Joint Filer:	Two Sound View Drive
Greenwich, CT 06830

Relationship of Joint Filer to Issuer:	Exiting 10% Owner

Issuer Name and Ticker or Trading Symbol:	Restoration Hardware Holdings, Inc. [RH]

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):	8/14/2013

If Amendment, Date of
Original (Month/Day/Year):

Designated Filer:	William D. Forrest

August 15, 2013
Date

Signature:

TOWER THREE HOME LLC

By:	Tower Three Partners Fund I LP, its managing member
Tower Three Partners Fund I GP LP, its general partner
Tower Three Partners Fund I GP LLC, its general partner
Forrest Tower Three CI, LLC, its managing member

By:	/s/ William D. Forrest
	Name:	William D. Forrest
	Title:	Managing Member

Name of Joint Filer:	Tower Three Partners Fund I LP

Address of Joint Filer:	Two Sound View Drive
Greenwich, CT 06830

Relationship of Joint Filer to Issuer:	Exiting 10% Owner

Issuer Name and Ticker or Trading Symbol:	Restoration Hardware Holdings, Inc. [RH]

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):	8/14/2013

If Amendment, Date of
Original (Month/Day/Year):

Designated Filer:	William D. Forrest

August 15, 2013
Date

Signature:

TOWER THREE PARTNERS FUND I LP

By:	Tower Three Partners Fund I GP LP, its general partner
Tower Three Partners Fund I GP LLC, its general partner
Forrest Tower Three CI, LLC, its managing member

By:	/s/ William D. Forrest
	Name:	William D. Forrest
	Title:	Managing Member

Name of Joint Filer:	Tower Three Partners Fund I GP LP

Address of Joint Filer:	Two Sound View Drive
Greenwich, CT 06830

Relationship of Joint Filer to Issuer:	Exiting 10% Owner

Issuer Name and Ticker or Trading Symbol:	Restoration Hardware Holdings, Inc. [RH]

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):	8/14/2013

If Amendment, Date of
Original (Month/Day/Year):

Designated Filer:	William D. Forrest

August 15, 2013
Date

Signature:

TOWER THREE PARTNERS FUND I GP LP

By:	Tower Three Partners Fund I GP LLC, its general partner
Forrest Tower Three CI, LLC, its managing member

By:	/s/ William D. Forrest
	Name:	William D. Forrest
	Title:	Managing Member

Name of Joint Filer:	Tower Three Partners Fund I GP LLC

Address of Joint Filer:	Two Sound View Drive
Greenwich, CT 06830

Relationship of Joint Filer to Issuer:	Exiting 10% Owner

Issuer Name and Ticker or Trading Symbol:	Restoration Hardware Holdings, Inc. [RH]

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):	8/14/2013

If Amendment, Date of
Original (Month/Day/Year):

Designated Filer:	William D. Forrest

August 15, 2013
Date

Signature:

TOWER THREE PARTNERS FUND I GP LLC

By:	Forrest Tower Three CI, LLC, its managing member

By:	/s/ William D. Forrest
	Name:	William D. Forrest
	Title:	Managing Member

Name of Joint Filer:	Forrest Tower Three CI, LLC

Address of Joint Filer:	Two Sound View Drive
Greenwich, CT 06830

Relationship of Joint Filer to Issuer:	Exiting 10% Owner

Issuer Name and Ticker or Trading Symbol:	Restoration Hardware Holdings, Inc. [RH]

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):	8/14/2013

If Amendment, Date of
Original (Month/Day/Year):

Designated Filer:	William D. Forrest

August 15, 2013
Date

Signature:

FORREST TOWER THREE CI, LLC

By:	/s/ William D. Forrest
	Name:	William D. Forrest
	Title:	Managing Member